STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 010 [Member] - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Dividend income	$ 19,993,228	$ 14,952,860
Net appreciation in fair value of investments	35,281,835	20,400,267
Total investment income	55,275,063	35,353,127
Interest income on notes receivable from participants	526,342	451,141
Contributions:
Participant	8,527,128	8,476,282
Employer	6,433,531	6,418,666
Total contributions	14,960,659	14,894,948
Total additions	70,762,064	50,699,216
Deductions:
Benefit payments	(34,659,530)	(23,034,786)
Net increase in net assets available for benefits	36,102,534	27,664,430
Net assets available for benefits, beginning of year	324,825,802	297,161,372
Net assets available for benefits, end of year	$ 360,928,336	$ 324,825,802